SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): September 23, 1999
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                      COMPASS PLASTICS & TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)





         Delaware                       0-23027                  95-4611994
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(State or other jurisdiction          (Commission             (I.R.S. Employer
of incorporation)                     File Number            Identification No.)



             15730 South Figueroa Street, Gardena, California 90248
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (323) 770-8771
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                           CURRENT REPORT ON FORM 8-K
                      COMPASS PLASTICS & TECHNOLOGIES, INC.
                               September 23, 1999

Item 2.  Acquisition or Disposition of Assets
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         On August 30, 1999, Compass Plastics & Technologies, Inc., through its wholly owned subsidiary AB Plastics Corporation, completed the sale of its Tijuana, Mexico operation for $5.1 million. Proceeds from the sale were used to repay equipment loan obligations to GE Capital Corporation and Phoenixcor Financial Services, and amounts owing under the Company's commercial loan agreement with California Bank & Trust and Manufacturers Bank. Ghias & Friends, Inc d/b/a Dynamic Plastics ("Dynamic"), a newly formed corporation made up in part of 8 senior members of AB Plastics' management including Jawed Ghias, vice president - manufacturing, purchased certain assets of AB Plastics including certain trade accounts receivable, inventory, machinery and equipment located in Tijuana, and the common stock of AB Plastics de Mexico, S.A. de C.V. ("ABT"), an AB Plastics subsidiary. Dynamic assumes certain liabilities including certain trade accounts payable, certain employee benefit liabilities, and certain liabilities of ABT. A copy of the Asset Purchase Agreement is attached hereto as
Exhibit 10.25.


Item 6.  Resignations of Directors
         -------------------------

         Jay Swanson resigned as a director of the Company on July 30, 1999. Christopher H.B. Mills resigned as a director of the Company on August 4, 1999. Geoffrey J.F. Gorman resigned as Chairman of the board and as a director of the Company on August 16, 1999. No replacements are expected and the by-laws of the Company have been amended to allow for Michael Gibbs to act as the sole director of the Company.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(a)      Financial Statements of Businesses Acquired
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                  Not Applicable.

(b)      Pro Forma Financial Information
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                  Not Applicable.

(c)      Exhibits
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         10.25    Asset Purchase Agreement dated as of August 30,1999, between
                  AB Plastics Corporation and the Company, and Ghias & Friends, Inc. d/b/a Dynamic Plastics Corporation.*

          99.2    Press release issued by the Company on September 23, 1999

*        To be filed by amendment to this Form 8-K.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           COMPASS PLASTICS & TECHNOLOGIES, INC.


Date: September 23, 1999                   By: /s/  Michael A. Gibbs
                                              -------------------------
                                              Michael A. Gibbs
                                              President